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                                                                    EXHIBIT 10.2

                             SPLIT-DOLLAR AGREEMENT

     THIS AGREEMENT is made and entered into this ___ day of ____, 1999, by and between WEST POINTE BANK AND TRUST COMPANY, with principal offices and place of business in the State of Illinois ("Corporation"), and Harry E. Cruncleton ("Employee").

     WITNESSETH THAT:

     WHEREAS, the Employee is employed by the Corporation; and

     WHEREAS, the Employee wishes to provide life insurance protection for his family in the event of his death, under a policy of life insurance insuring his life (hereinafter referred to as the "Policy"), which is described in Exhibit A attached hereto and by this reference made a part hereof, and which was issued by The Valley Forge Life Insurance Company ("Insurer"); and

     WHEREAS, the Corporation is willing to pay the premiums due on the Policy as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth; and

     WHEREAS, the Employee is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

     WHEREAS, the Corporation wishes to have the Policy collaterally assigned to it by the Employee, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policy;

     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

     1. PURCHASE OF POLICY. The Employee has purchased the Policy from the Insurer with a death benefit of $1,050,000.00 The parties hereto have taken all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause





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the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

     2. OWNERSHIP OF POLICY. The Employee shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein.

     3. PAYMENT OF PREMIUMS. On or before the due date of each Policy premium, or within the grace period provided therein, the Corporation shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Employee evidence of timely payment of such premium. The Corporation shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes, as a result of the insurance protection provided the Employee's beneficiary.

     4. COLLATERAL ASSIGNMENT. To secure the repayment to the Corporation of the amount of the premiums on the Policy paid by it hereunder, the Employee has, contemporaneously herewith, assigned the Policy to the Corporation as collateral, under the form used by the Insurer for such assignments. The collateral assignment of the Policy to the Corporation hereunder shall not be terminated, altered or amended by the Employee, without the express written consent of the Corporation. The parties hereto agree to take all action necessary to cause such collateral assignment to conform to the provisions of this Agreement.

     5. LIMITATIONS ON EMPLOYEE'S RIGHTS IN POLICY.

         a. Except as otherwise provided herein, the Employee shall not sell, assign, transfer, borrow against, surrender or cancel the Policy, change the beneficiary designation


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provision thereof, nor terminate the dividend election thereof without, in any such case, the express written consent of the Corporation.

         b. Notwithstanding any provision hereof to the contrary, the Employee shall have the right to absolutely and irrevocably give to a donee all of his right, title and interest in and to the Policy, subject to the collateral assignment of the Policy to the Corporation pursuant hereto. The Employee may exercise this right by executing a written transfer of ownership in the form used by the Insurer for irrevocable gifts of insurance policies, and delivering this form to the Corporation. Upon receipt of such form, executed by the Employee and duly accepted by the donee thereof, the Corporation shall consent thereto in writing, and shall thereafter treat the Employee's donee as the sole owner of all of the Employee's right, title and interest in and to the Policy, subject to this Agreement and the collateral assignment of the Policy to the Corporation pursuant hereto. Thereafter, the Employee shall have no right, title or interest in and to the Policy, all such rights being vested in and exercisable only by such donee.

     6. COLLECTION OF DEATH PROCEEDS.

         a. Upon the death of the Employee, the Corporation shall cooperate with the beneficiary or beneficiaries designated by the Employee to take whatever action is necessary to collect the death benefit provided under the Policy; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

         b. Upon the death of the Employee, the Corporation shall have the unqualified right to receive a portion of such death benefit equal to the cash surrender value of the Policy on February 1, 1996 plus the total amount of the premiums paid by it hereunder after February 1, 1996 reduced by any outstanding indebtedness which was incurred by the Corporation and secured by the Policy, including any interest due on such indebtedness. The


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balance of the death benefit provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Employee, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Corporation hereunder exceed the Policy proceeds payable at the death of the Employee. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by the Employee until the full amount due the Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

         c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Employee and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Corporation and the Employee's beneficiary or beneficiaries shall have the unqualified right to share such premiums based on their respective cumulative contributions thereto.

     7. TERMINATION OF THE AGREEMENT DURING THE EMPLOYEE'S LIFETIME.

         a. This Agreement shall terminate, during the Employee's lifetime, without notice, upon the occurrence of any of the following events: (a) total cessation of the Corporation's business; or (b) bankruptcy, receivership or dissolution of the Corporation.

         b. In addition, the Employee may terminate this Agreement, while no premium under the Policy is overdue, by written notice to the Corporation. Such termination shall be effective as of the date of such notice.

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     8. DISPOSITION OF THE POLICY ON TERMINATION OF THE AGREEMENT DURING THE
EMPLOYEE'S LIFETIME.

         a. For sixty (60) days after the date of the termination of this Agreement during the Employee's lifetime, the Employee shall have the option of obtaining the release of the collateral assignment of the Policy to the Corporation. To obtain such release, the Employee shall repay to the Corporation the cash surrender value of the Policy on February 1, 1996 plus the total amount of the premium payments made by the Corporation hereunder after February 1, 1996, less any indebtedness secured by the Policy which was incurred by the Corporation and remains outstanding as of the date of such termination, including any interest due on such indebtedness. Upon receipt of such amount, the Corporation shall release the collateral assignment of the Policy, by the execution and delivery of an appropriate instrument of release.

         b. If the Employee fails to exercise such option within such sixty (60) day period, then, at the request of the Corporation, the Employee shall execute any document or documents required by the Insurer to transfer the interest of the Employee in the Policy to the Corporation. Alternatively, the Corporation may enforce its right to be repaid the cash surrender value of the Policy on February 1, 1996 plus the amount of the premiums on the Policy paid by it after February 1, 1996 from the cash surrender value of the Policy under the collateral assignment of the Policy; provided that in the event the cash surrender value of the Policy exceeds the amount due the Corporation, such excess shall be paid to the Employee. Thereafter, neither the Employee nor his respective heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

     9. INSURER NOT A PARTY. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named

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in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by the Employee and filed with the Insurer in connection herewith.

     10. NAMED FIDUCIARY, DETERMINATION OF BENEFITS, CLAIMS PROCEDURE AND ADMINISTRATION.

         a. The Corporation is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

         b. (1) Claim.

                A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Corporation, setting forth his or her claim. The request must be addressed to the President of the Corporation at its then principal place of business.

            (2) Claim Decision.

                Upon receipt of a claim, the Corporation shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply


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within such period. The Corporation may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

                If the claim is denied in whole or in part, the Corporation shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

            (3) Request for Review.

                With sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Corporation review the determination of the Corporation. Such request must be addressed to the Secretary of the Corporation, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Corporation. If the Claimant does not request a review of the Corporation's determination by the Secretary of the Corporation within such sixty (60) day period, he or she shall be barred and estopped from challenging the Corporation's determination.

            (4) Review of Decision.

                Within sixty (60) days after the Secretary's receipt of a request for review, he or she will review the Corporation's determination. After considering all materials

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presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

     11. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

     12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns, and the Employee, his successors, assigns, heirs, executors, administrators and beneficiaries.

     13. NOTICES. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

     14. GOVERNING LAW. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Illinois.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.


                                   WEST POINTE BANK AND TRUST COMPANY


                                   By   /s/ William C. Allison
                                      -------------------------------
                                            William C. Allison
                                            Director


                                   By   /s/ Harry E. Cruncelton
                                      -------------------------------
                                            Harry E. Cruncleton
                                            Director, Chairman of the
                                            Board of Directors

                                   By   /s/ David G. Embry
                                      -------------------------------
                                            David G. Embry
                                            Director


                                   By   /s/ Jack B. Haydon
                                      -------------------------------
                                            Jack B. Haydon
                                            Director


                                   By   /s/ Charles G. Kurris III
                                      -------------------------------
                                            Charles G. Kurrus III
                                            Director


                                   By   /s/ Terry W. Schaefer
                                      -------------------------------
                                            Terry W. Schaefer
                                            Director, President


                                   By   /s/ Edward J. Szewczyk, M.D.
                                      -------------------------------
                                            Edward J. Szewczyk, M.D.
                                            Director


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                                   By   /s/ Wayne W. Weeke
                                      ---------------------------------
                                            Wayne W. Weeke, Director




ATTEST:

/s/ J. E. Cruncleton
-------------------------
Secretary

                                        /s/ Harry E. Cruncleton
                                      ---------------------------------
                                            Harry E. Cruncleton




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                                    EXHIBIT A


     The following life insurance policy is subject to the attached Split-Dollar
Agreement:


Insurer: The Valley Forge Life Insurance Company

Insured: Harry Edward Cruncleton

Policy Number: 88002324

Death Benefit: $1,050,000.00

Date of Issue: February 1, 1991


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